                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only
                                              (as permitted by Rule 14a-6(e)(2))


[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               ANSWERTHINK, INC.
                (Name of Registrant as Specified In Its Charter)

                               ANSWERTHINK, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11/1/

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

/1/Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

Notes:

                               ANSWERTHINK, INC.
                      1001 Brickell Bay Drive, Suite 3000
                             Miami, Florida 33131

                                                                  April 9, 2001

Dear Shareholder:

  You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Answerthink, Inc. (the "Company") to be held on Wednesday, May 9, 2001 at 11:00 a.m. (local time) at The Hotel Inter-Continental Miami, 100 Chopin Plaza, Miami, Florida.

  At this meeting, you will be asked to vote, in person or by proxy, on the following matters: (i) the election of three directors to the Company's Board of Directors; (ii) the approval of an amendment to the Company's 1998 Stock Option and Incentive Plan increasing the number of shares of Common Stock available for issuance thereunder from 15,000,000 to 20,000,000; (iii) the approval and reinstatement of the Company's Employee Stock Purchase Plan, as amended; (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 28, 2001; and (v) any other business as may properly come before the meeting.

  The matters listed in the Notice of Meeting are described in detail in the accompanying Proxy Statement. Included with these soliciting materials is a proxy card for voting, an envelope, postage prepaid, in which to return your proxy, instructions for voting by telephone or on the Internet, our Annual Report to Shareholders and our Annual Report on Form 10-K for the fiscal year ended December 29, 2000.

  Regardless of your plans for attending in person, it is important that your shares be represented and voted at the 2001 Annual Meeting. Accordingly, please give careful consideration to the items to be voted upon, complete and sign the proxy card and return it in the envelope provided or vote by telephone or through the Internet as instructed on the proxy card as soon as possible.

  We look forward to receiving your vote and seeing you at the meeting.


                                          Sincerely,
                                          /s/ Ted A. Fernandez

                                          Ted. A. Fernandez
                                          Chairman and Chief Executive Officer

                               ANSWERTHINK, INC.
                      1001 Brickell Bay Drive, Suite 3000
                             Miami, Florida 33131

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 9, 2001


  NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Answerthink, Inc. (the "Company") will be held on Wednesday, May 9, 2001 at 11:00 a.m. (local time) at The Hotel Inter-Continental Miami, 100 Chopin Plaza, Miami, Florida for the following purposes:

  1. To elect three directors to the Company's Board of Directors;

  2. To approve an amendment to the Company's 1998 Stock Option and Incentive Plan increasing the number of shares of Common Stock available for issuance thereunder from 15,000,000 to 20,000,000;

  3. To approve and reinstate the Company's Employee Stock Purchase Plan, as amended;

  4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 28, 2001; and

  5. To consider and act upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

  The Board of Directors has fixed the close of business on March 15, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of the Company's shareholders entitled to vote at the Annual Meeting will be open to the examination of any shareholder for any purpose germane to the meeting during ordinary business hours for a period of ten days before the Annual Meeting at the Company's offices. All shareholders are cordially invited to attend the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Frank A. Zomerfeld
                                          Frank A. Zomerfeld
                                          Secretary

                                          Miami, Florida
                                          April 9, 2001

  Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card in the postage prepaid envelope or vote by telephone or through the Internet as instructed on the proxy form. If you sign and return your proxy card without specifying a choice, your shares will be voted in accordance with the recommendations of the Board of Directors. You may, if you wish, revoke your proxy at any time before it is voted by filing with the Secretary of the Company, Frank A. Zomerfeld, a written revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. If you submit your proxy by telephone or through the Internet, you may also revoke it by submitting a new proxy using the same procedures at a later date. The telephone and Internet voting facilities for shareholders of record will close at 12:01 a.m. (E.D.T.) on the morning of the meeting.

                               ANSWERTHINK, INC.
                      1001 Brickell Bay Drive, Suite 3000
                             Miami, Florida 33131

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 9, 2001

               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

  This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are being furnished, on or about April 9, 2001, to the shareholders of Answerthink, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2001 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Wednesday, May 9, 2001 at 11:00 a.m. (local time) at The Hotel Inter-Continental Miami, 100 Chopin Plaza, Miami, Florida, and any postponement or adjournment thereof.

  If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED:

  . "FOR" Proposal 1 to elect the Board of Directors' nominees for directors;

  . "FOR" Proposal 2 to approve an amendment to the Company's 1998 Stock Option and Incentive Plan increasing the number of shares of Common Stock available for issuance thereunder from 15,000,000 to 20,000,000;

  . "FOR" Proposal 3 to approve and reinstate the Company's Employee Stock Purchase Plan, as amended; and

  . "FOR" Proposal 4 to ratify the Board of Directors' appointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

  If any other matters are properly brought before the Annual Meeting, proxies will be voted in the discretion of the proxy holders. The Company is not aware of any such matters that are proposed to be presented at its Annual Meeting.

  Instead of submitting a signed proxy card, shareholders may submit their proxies by telephone or through the Internet as instructed on the proxy form. Telephone and Internet proxies must be used in conjunction with, and will be subject to, the information and terms contained on the proxy card. These procedures may not be available to shareholders who hold their shares through a broker, nominee, fiduciary or other custodian. If your shares are held in this manner, please check your proxy card or contact your broker, nominee, fiduciary or other custodian to determine whether you will be able to vote by telephone or through the Internet.

  The cost of soliciting proxies in the form enclosed herewith will be borne entirely by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers and regular employees of the Company, without extra remuneration, by personal interviews, telephone, telegraph or otherwise. The Company will request persons, firms and corporations holding shares in their name or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so. The Company has also retained Corporate Investor Communications, Inc. ("CIC") to aid in the solicitation. For these services, the Company will pay CIC a fee of $7,000.

  The securities that may be voted at the Annual Meeting consist of shares of common stock, par value $.001 per share ("Common Stock"), of the Company. Each outstanding share of Common Stock entitles its owner to one vote on each matter as to which a vote is taken at the Annual Meeting. The close of business on March 15, 2001 has been fixed by the Board of Directors as the record date (the "Record Date") for determination of shareholders entitled to vote at the Annual Meeting. On the Record Date, 45,350,759 shares of Common Stock were issued and outstanding and entitled to vote. The presence, in person or by proxy, of at least a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date is necessary to constitute a quorum at the Annual Meeting. Shares can be voted only if the shareholder is present in person or by proxy. Whether or not you plan to attend in person, you are encouraged to sign and return the enclosed proxy card or vote by telephone or through the Internet as instructed on the proxy card.

  Assuming the presence of a quorum at the Annual Meeting, a plurality of the votes present in person or represented by proxy and entitled to vote is required for election of the directors and a majority of the votes present in person or represented by proxy and entitled to vote is required to approve an amendment to the Company's 1998 Stock Option and Incentive Plan increasing the number of shares of Common Stock available for issuance thereunder from 15,000,000 to 20,000,000, to approve and reinstate the Company's Employee Stock Purchase Plan, as amended, and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 28, 2001. Unless otherwise required by law, the Company's Second Amended and Restated Articles of Incorporation, as amended, (the "Articles of Incorporation") or the Company's Amended and Restated Bylaws (the "Bylaws"), any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

  Abstentions and broker non-votes will be treated as shares that are present, in person or by proxy, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Because abstentions will be counted for purposes of determining the shares present or represented at the Annual Meeting and entitled to vote, abstentions will have the same effect as a vote "against" Proposals 2, 3 and 4. Abstentions on Proposal 1 will not have any effect on the approval of Proposal
1. Broker non-votes on a particular matter are not deemed to be shares present and entitled to vote on such matter and, assuming the presence of a quorum, will not affect whether any proposal is approved at the Annual Meeting.

  The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. Shareholders may, however, revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. If you submitted your proxy by telephone or through the Internet, you may also revoke it by submitting a new proxy using the same procedures at a later date. The telephone and Internet voting facilities for shareholders of record will close at 12:01 a.m. (E.D.T.) on the morning of the meeting.

                               ----------------

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                               ----------------

                             ELECTION OF DIRECTORS

                                 (Proposal 1)

General

  The Company's Articles of Incorporation provides that the Board of Directors shall consist of not fewer than five directors nor more than fifteen directors. The Company's Bylaws provide that the number of directors, within such limits, shall be determined by resolution of the Board of Directors. The Board of Directors currently consists of eleven directorships. The directors are divided into three classes, with each class serving for a staggered three-year term. Class I, whose term expires at the Annual Meeting, consists of Ted
A. Fernandez, Fernando Montero, Bruce V. Rauner and Alan T.G. Wix; Class II, whose term expires in 2003, consists of Robert J. Bahash, David N. Dungan, Allan R. Frank and William C. Kessinger; and Class III, whose term expires in 2002, consists of Edwin A. Huston, Ulysses S. Knotts, III and Jeffrey E. Keisling. On March 28, 2001, the Board of Directors approved a resolution decreasing the number of directorships to nine and the number of directors in Class I to two, effective May 9, 2001. At the Annual Meeting, two directors will be elected to fill positions in Class I, with terms expiring at the 2004 annual meeting of shareholders, and one director will be elected to fill a position in Class III, with a term expiring at the 2002 annual meeting of shareholders.

  Unless otherwise instructed on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named below as nominees. The Board of Directors believes that all such nominees will stand for election and will serve if elected. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, proxies will be voted by the proxy holders for the election of such other person or persons as the Board of Directors may recommend. Directors are elected by a plurality vote.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                          ITS NOMINEES FOR DIRECTORS.

Information as to the Nominees and Continuing Directors

  The following table sets forth certain information regarding the Board of Directors' nominees for election as directors and those directors who will continue to serve as such after the Annual Meeting.

                                  Director                                        Term
          Name            Age (1) Since (2) Position(s) Held With the Company    Expires
          ----            ------- --------- ---------------------------------    -------
Nominees
Ted A. Fernandez........     44     1997    Chairman and Chief Executive Officer  2004
Alan T. G. Wix (3)......     59     1999                                          2004
Edwin A. Huston (3).....     62     2001                                          2002
Continuing Directors
Robert J. Bahash (4)....     56     1999                                          2003
David N. Dungan.........     47     2000    Chief Operating Officer               2003
Allan R. Frank..........     46     1997    President                             2003
William C. Kessinger
 (3)(4).................     35     1997                                          2003
Ulysses S. Knotts, III..     45     1997    Chief Sales and Marketing Officer     2002
Jeffrey E. Keisling
 (4)....................     44     1999                                          2002

--------
(1) The ages shown are as of April 1, 2001.
(2) The dates shown reflect the year in which these persons were first elected as directors of the Company.
(3) Member of the Audit Committee.
(4) Member of the Compensation Committee.

  The principal occupations for the past five years or more of the three nominees for directors and the six directors whose terms of office will continue after the Annual Meeting are set forth below.

Nominees

  Ted A. Fernandez is a founder of the Company. He has served as Chief Executive Officer and Chairman of its Board of Directors since inception. Mr. Fernandez served as the National Managing Partner of KPMG Peat Marwick LLP's ("KPMG's") Strategic Services Consulting from May 1994 to January 1997. Mr. Fernandez also served as a member of KPMG's Management Committee from May 1995 to January 1997. From 1979 to 1993, Mr. Fernandez held several industry, executive and client service positions with KPMG.

  Edwin A. Huston is the retired Vice Chairman of Ryder System, Inc., an international logistics and transportation solutions company, a position he held until June 30, 2000. He previously served as Senior Executive Vice President Finance and Chief Financial Officer of that company. He has served as a Director of Unisys Corp. since 1993.

  Alan T.G. Wix serves as the Chairman of the Board of the 9th Floor PLC, a position he has held since April 1999. Mr. Wix retired in August 1998 as Managing Director Core IT Development of Lloyds TSB, a position he held from January 1993. From April 1990 to January 1993, Mr. Wix held the position of Head of Development at Lloyds TSB. Prior to being elevated to that position, Mr. Wix held a variety of positions within the information systems division of Lloyds TSB.

Continuing Directors

  Robert J. Bahash is the Executive Vice President and Chief Financial Officer of The McGraw-Hill Companies ("McGraw-Hill") and has held that position since 1988. Mr. Bahash joined McGraw-Hill in 1974 and, prior to being elevated to his current position, served in several finance-related positions, including Senior Vice President, Corporate Financial Operations from 1985 to 1988.

  David N. Dungan is a founder of the Company. He served as a Managing Director until March of 2000 when he was named Chief Operating Officer. Prior to founding the Company, Mr. Dungan served as the National Partner-in-Charge of the World Class Finance Practice of KPMG's Strategic Consulting Practice from May of 1994 to February of 1997. Mr. Dungan joined KPMG in 1986 and, until May of 1994, held various executive positions with that firm.

  Allan R. Frank is a founder of the Company. He served as Executive Vice President, Chief Technology Officer and Director of the Company from the Company's inception to March 2000 when he was appointed President. Prior to founding the Company, from May 1994 to January 1997, Mr. Frank served as the Chief Technology Officer for KPMG and as the Partner-in-Charge of Enabling Technologies with KPMG's Strategic Services Consulting. Mr. Frank also served on KPMG's Board of Directors from September 1994 to January 1997. Prior to 1994, Mr. Frank held several executive and client service responsibilities with KPMG.

  William C. Kessinger is a Principal of GTCR Golder Rauner, LLC ("GTCR LLC"). Mr. Kessinger joined GTCR LLC's predecessor entity in May 1995 and became a Principal in September 1997. Mr. Kessinger was a Principal with The Parthenon Group from July 1994 to May 1995. From August 1992 to June 1994, Mr. Kessinger attended and received his MBA from Harvard Business School. Prior to that time, Mr. Kessinger served as an Associate with Prudential Asset Management Asia from August 1988 to June 1992. Mr. Kessinger is also a director of Excaliber, Inc., Global Imaging Systems, Inc., National Equipment Services, Inc., Users, Inc. and National Computer Print, Inc.

  Ulysses S. Knotts, III is a founder of the Company. He served as Executive Vice President of Sales and Marketing and Director of the Company from the inception of the Company until March of 2000 when he was named Chief Sales and Marketing Officer. Prior to founding the Company, Mr. Knotts served as the Partner-in-Charge of Sales and Marketing and Enterprise Integration Services of KPMG's Strategic Services Consulting from 1995 to January 1997 and as the Partner-in-Charge of Enterprise Package Solutions from 1994 to 1995. Prior to joining KPMG, Mr. Knotts was employed by IBM from 1980 to 1993 where he held various executive positions in the consulting and sales and marketing areas.

  Jeffrey E. Keisling serves as Vice President of Information Services of Wyeth-Ayerst Pharmaceuticals, a position he has held since September 2000. From December of 1998 through September of 2000, Mr. Keisling served as Senior Vice President and Chief Information Officer of Advanta Corporation. Mr. Keisling served as the Vice President and Chief Information Officer of Rhone-Poulenc Rorer Pharmaceuticals from January of 1994 to October of 1998.

Other Executive Officers

  The principal occupation during the past five years or more of the Company's other executive officer is set forth below.

  John F. Brennan, age 43, is the Company's Executive Vice President and Chief Financial Officer and has served in that capacity since October of 1999. Mr. Brennan served as Executive Vice President, Acquisitions and Strategic Planning and Secretary from August 1997 to January 1999 when he was named Chief Administrative Officer. Mr. Brennan was employed by Ryder System, Inc. as Vice President and Treasurer from June 1996 through August 1997. Mr. Brennan held a variety of accounting and finance positions with Ryder System, Inc. from 1986 through 1996. Prior to joining Ryder System, Inc., Mr. Brennan was employed with Arthur Andersen & Co.

Corporate Governance and Other Matters

  The Board of Directors conducts its business through meetings and through its committees. The Board of Directors acts as a nominating committee for selecting candidates to stand for election as directors. Pursuant to the Company's Bylaws, other candidates may also be nominated by any shareholder, provided each such other nomination is submitted in writing and received by the Secretary of the Company at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, the shareholder must so deliver the notice not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In the event that the number of directors to be elected to the board is increased and there is no public announcement made by the Company at least 70 days prior to the first anniversary of the preceding annual meeting naming all of the nominees for director or specifying the size of the increased board, with respect to nominees for any new position created by the increase, the shareholder must so deliver the notice not later than the close of business on the tenth day following the day on which such public announcement is first made. For a discussion of the requirements for including information with respect to a shareholder's nominee in the Company's proxy statement, see "Shareholder Proposals for the Annual Meeting in 2002" in this proxy statement.

  The shareholder's notice referred to in the preceding paragraph must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder (together with such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of the shareholder, as it appears on the Company's books, and of such beneficial owner, the class and number of shares of the Company that are owned beneficially and of record by such shareholder and such beneficial owner and a representation that the shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

  The Board of Directors currently has two committees, the Compensation Committee and the Audit Committee. The Compensation Committee is responsible for determining compensation for the Company's executive officers and approving compensation and human resource programs for the Company. The current members of the Compensation Committee are Messrs. Bahash (Chairman), Keisling and Kessinger.

  The Audit Committee reviews, acts on, and reports to the Board of Directors with respect to various auditing and accounting matters. These matters include the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's independent auditors and the Company's accounting practices. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is attached as Exhibit A to this Proxy Statement.

  During the fiscal year ended December 29, 2000, the Board of Directors held nine meetings, the Compensation Committee held five meetings and the Audit Committee held four meetings. During that same time period, except for Mr. Rauner, no director attended fewer than 75% of the total number of all meetings of the Board of Directors and any committee on which he served.

Director Compensation

  Directors who are officers or employees of the Company or any subsidiary of the Company receive no additional compensation for serving on the Board of Directors or any of its committees. Directors who are not officers or employees of the Company and whose service on the Board commenced after December 31, 1998 receive, upon initial election to the Board, an option to purchase 15,000 shares of Common Stock. Options are exercisable at the fair market value of the Common Stock on the date of the grant. Each option has a term of ten years and option grants vest in five equal installments beginning on the first anniversary of the date of grant. All directors are reimbursed for travel expenses incurred in connection with attending board and committee meetings. Directors are not entitled to additional fees for serving on committees of the Board of Directors.

  In addition to the options granted upon initial election to the Board, on July 21, 2000, each of the Company's three non-employee directors whose service on the Board commenced after December 31, 1998 received an option to acquire 15,000 shares of Common Stock.

  At a meeting held February 16, 2001, the Board approved a revised program for the compensation of non-employee directors. Effective with the May 8, 2001 meeting of the Board of Directors and its committees, non-employee directors shall receive a fee of $3,000 for each Board meeting attended in person and $1,500 for each Board meeting attended by telephone. Committee members will receive $750 for each committee meeting attended, whether in person or otherwise. The Company will continue the practice of granting 15,000 at the money stock options to new non-employee directors upon initial election to the Board and making additional stock option grants on a discretionary basis during any fiscal year.

Executive Compensation and Other Information

  Summary Compensation Table

  The following table summarizes the compensation paid to or earned by the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers as measured by salary and bonus for the fiscal year ended December 29, 2000 (the "Named Executive Officers").

                                                      Long-Term
                                                    Compensation
                                                  Awards Securities
  Names and Principal           Annual    Annual     Underlying      All Other
      Position(s)         Year  Salary    Bonus        Options      Compensation
  -------------------     ---- --------- -------- ----------------- ------------
Ted A. Fernandez........  2000 $ 500,000 $    --        50,000         $  --
Chairman and Chief
 Executive Officer        1999   500,000   50,000      100,000            --
                          1998   500,000      --           --           3,846(1)

Allan R. Frank..........  2000 $ 500,000 $    --        50,000         $  --
President                 1999   500,000   50,000       50,000            --
                          1998   500,000      --           --           3,846(1)

Ulysses S. Knotts, III..  2000 $ 500,000 $    --        10,000         $  --
Chief Sales and
 Marketing Officer        1999   500,000   10,000        5,000            --
                          1998   500,000      --           --           3,846(1)

David N. Dungan.........  2000 $ 500,000 $    --        50,000         $  --
Chief Operating Officer   1999   500,000   50,000       50,000            --
                          1998   400,000      --           --           3,077(1)

John F. Brennan.........  2000 $ 300,000 $ 50,000       25,000         $  --
Executive Vice
 President and Chief      1999   280,000   40,000       30,000            --
Financial Officer
                          1998   200,000   30,000        5,000          1,539(1)

--------
(1) Represents payment that resulted from conversion from semi-monthly to bi-weekly pay frequency, which resulted in an additional 16 hours of pay.

  Option Grants In Fiscal Year 2000

  The following table sets forth information concerning all stock options granted to each of the Named Executive Officers during the fiscal year ended December 29, 2000. All such grants were made under the Company's 1998 Stock Option and Incentive Plan and are exercisable for shares of Common Stock. The exercise price per share of each option was equal to the fair market value of the common stock on the date of grant as determined by the Board of Directors. Potential realizable values are net of exercise price before taxes and are based on the assumption that the Company's Common Stock appreciates at the annual rate shown, from the date of grant until the expiration of the 10-year term. These numbers are calculated based on the requirements of the SEC and do not reflect our estimate of future stock price growth.




                                        Individual Grants
                          ----------------------------------------------    Potential Realizable
                                                                           Value at Assumed Annual
                          Number of    Percent of                           Rates of Stock Price
                          Securities Total Options  Exercise               Appreciation for Option
                          Underlying   Granted to    or Base                        Term
                           Options     Employees      Price   Expiration   --------------------------
      Name                Granted(1) in Fiscal Year Per Share    Date          5%          10%
      ----                ---------- -------------- --------- ----------   ----------- --------------
Ted A. Fernandez........    50,000        .79%       $ 32.56   01/31/10  $ 1,024,000 $ 2,594,500
Allan R. Frank..........    50,000        .79          32.56   01/31/10  $ 1,024,000 $ 2,594,500
David N. Dungan.........    50,000        .79          32.56   01/31/10  $ 1,024,000 $ 2,594,500
Ulysses S. Knotts, III..    10,000        .16          32.56   01/31/10  $   204,800 $   518,900
John F. Brennan.........    25,000        .40          32.56   01/31/10  $   512,000 $ 1,297,250

--------
(1) The options granted to Messrs. Fernandez, Frank, Dungan, Knotts and Brennan vest and become exercisable in four equal annual installments starting on the first anniversary of the date of grant.

  Option Exercises and Fiscal Year-End Values

  The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the fiscal year ended December 29, 2000, the number of securities underlying unexercised options at 2000 year-end and the year-end value of all unexercised in-the-money options held by such individuals. The values of unexercised in-the-money options shown below have been calculated on the basis of $3.625 per share, the last reported sales price for our Common Stock on the Nasdaq National Market on December 29, 2000, less the applicable exercise price per share, multiplied by the number of shares underlying those options.

                                                 Number of Securities
                                                      Underlying           Value of Unexercised
                                                  Unexercised Options      In-the-Money Options
                            Shares               at December 29, 2000      at December 29, 2000
                           Acquired    Value   ------------------------- -------------------------
      Name                on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
      ----                ----------- -------- ----------- ------------- ----------- -------------
Ted A. Fernandez........      --        --            0       150,000        $ 0          $ 0
Allan R. Frank..........      --        --            0       100,000          0            0
Ulysses S. Knotts, III..      --        --            0        15,000          0            0
David N. Dungan.........      --        --            0       100,000          0            0
John F. Brennan.........      --        --        2,500        57,500          0            0

  Employment Agreements

  Each of Messrs. Fernandez, Frank and Knotts (collectively, the "Senior Executives") entered into an employment agreement with the Company effective as of June 2, 1998 (each, a "Senior Executive Agreement"). Each of the Senior Executive Agreements is for a three-year term (with an automatic renewal for one additional year on the first and each subsequent anniversary thereafter unless either party gives contrary notice) and provides for an annual salary of $500,000 for the applicable Senior Executive, plus a bonus to be determined and paid pursuant to a bonus plan to be adopted by the Board of Directors for each fiscal year. In the event a Senior Executive is terminated by the Company without "cause" (as defined), or the Senior Executive terminates his employment with "good reason" (as defined), other than in the case of a "change in control" (as discussed below), that Senior Executive will be entitled to severance payments equaling that Senior Executive's annual salary and benefits for a one-year period from the date of termination. The Company will have the option to extend such severance payments for an additional one-year period. In the event the terminated Senior Executive finds new employment, the Company will be able to cease making or reduce the severance payments and benefits. If a Senior Executive's employment is terminated by the Company without cause or by the Senior Executive with good reason, in either case in anticipation of, in connection with or within one year after a "change in control" (as defined) his salary will be continued for two years (without offset for earnings from other employment), his benefits will be continued for two years (subject to cessation if the Senior Executive is entitled to similar benefits from a new employer) and stock options and shares of restricted stock then held by him will become fully vested. Under the terms of the Senior Executive Agreements, each of the Senior Executives agrees to preserve the confidentiality and the proprietary nature of all information relating to the Company and its business. Each Senior Executive Agreement contains certain non-competition and non-solicitation provisions.

  The Senior Executive Agreements replaced the employment provisions contained in, and amended in certain other respects, the Senior Management Agreements entered into by each of the Senior Executives on April 23, 1997 (the "Senior Management Agreements"). The Senior Management Agreements contain provisions affecting 800,000 shares of Common Stock held by each of the Senior Executives (the "Time Vesting Stock"), of which 50% vested on April 23, 1999, 25% vested on April 23, 2000 and 25% will vest on April 23, 2001, provided that if a Senior Executive's employment with the Company is terminated by the Company without cause prior to April 23, 2001, then all shares of Time Vesting Stock which have vested up to that date plus one-half of all unvested Time Vesting Stock held by such Senior Executive on such date shall be vested as of the date of such termination.

  David N. Dungan entered into an employment agreement with the Company effective as of July 11, 1997. Mr. Dungan's employment agreement has a three-year term (with an automatic renewal for one additional year thereafter and each subsequent anniversary unless either party gives contrary notice) and provides for an annual salary of $400,000, plus a bonus pursuant to a bonus plan to be adopted by the Board of Directors for each fiscal year. Mr. Dungan's salary was increased to $500,000 effective January 1, 1999. In the event Mr. Dungan is terminated by the Company without "cause" (as defined) or Mr. Dungan terminates his employment with "good reason" (as defined), Mr. Dungan will be entitled to a severance payment at the rate of his annual salary and benefits for a one year period from the date of termination, which may be extended at the option of the Company for an additional one year period. In the event Mr. Dungan finds new employment after termination, the Company may eliminate or reduce such severance payments and benefits. In addition, the Company's employment agreement with Mr. Dungan contains provisions regarding confidentiality, proprietary information and work product, non-competition and non-solicitation. If Mr. Dungan's employment is terminated by the Company without cause or by Mr. Dungan with good reason in either case in anticipation of, or in connection with or within one year after a "change of control" (as defined), his salary will be continued for one year (without offset for earnings from other employment), his benefits will be continued for one year (subject to cessation if Mr. Dungan is entitled to similar benefits from a new employer) and stock options and shares of restricted stock then held will become fully vested. Mr. Dungan's employment agreement also contains provisions affecting 800,000 shares of Common Stock held by Mr. Dungan, of which 50% vested on April 23, 1999, 25% vested on April 23, 2000 and 25% will vest on April 23, 2001 provided that if Mr. Dungan's employment with the Company is terminated by the Company without cause or by Mr. Dungan with good reason in a situation not involving a "change of control" (as defined), then all shares of the Common Stock covered by the employment agreement which have vested up to that date plus one-half of all unvested shares of Common Stock covered by the employment agreement held by Mr. Dungan on such date shall be vested as of the date of such termination.

  John F. Brennan entered into an employment agreement with the Company effective as of March 23, 1999. Mr. Brennan's employment agreement has a three-year term (with an automatic renewal for one additional year thereafter and each subsequent anniversary unless either party gives contrary notice) and provides for an annual salary of $250,000, plus a bonus pursuant to a bonus plan to be adopted by the Board of Directors for each fiscal year. In recognition of Mr. Brennan's expanded role as Chief Financial Officer of the Company, his salary was increased to $300,000, effective July 1, 1999. In the event Mr. Brennan is terminated by the Company without "cause" (as defined) or Mr. Brennan terminates his employment with "good reason" (as defined), Mr. Brennan will be entitled to a severance payment at the rate of his annual salary and benefits for a six-month period from the date of termination, which may be extended at the option of the Company for an additional six-month period. In the event Mr. Brennan finds new employment after termination, the Company may eliminate or reduce such severance payments and benefits. In addition, the Company's employment agreement with Mr. Brennan contains provisions regarding confidentiality, proprietary information and work product, non-competition and non-solicitation. If Mr. Brennan's employment is terminated by the Company without cause or by Mr. Brennan with good reason, in either case in anticipation of, in connection with or within one year after a "change of control" (as defined), his salary will be continued for one year (without offset for earnings from other employment), his benefits will be continued for one year (subject to cessation if Mr. Brennan is entitled to similar benefits from a new employer) and stock options and shares of restricted stock then held by him will become fully vested. On July 31, 1997 Mr. Brennan entered into an agreement concerning 140,000 shares of Common Stock held by Mr. Brennan, 120,000 shares of which 50% vested on July 31, 1999, 25% vested on July 31, 2000 and 25% will vest on July 31, 2001, provided that if Mr. Brennan's employment is terminated by the Company without cause other than in a situation involving a "change of control" (as defined), then all shares of the Common Stock covered by the employment agreement which have vested up to that date plus one-half of all unvested shares of Common Stock covered by the employment agreement held by Mr. Brennan on such date shall be vested as of the date of such termination.

Compensation Committee Interlocks and Insider Participation

  The members of the Compensation Committee of the Board of Directors for the year ended December 29, 2000 were Messrs. Bahash (Chairman), Keisling, Kessinger and Mr. Edmund R. Miller. Mr. Miller resigned from the Board of Directors on March 28, 2001. No member of the Compensation Committee is, or has ever been, an officer or employee of the Company. No member of the Compensation Committee serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or the Compensation Committee.

  In September 1998, Miller Capital, an entity wholly owned by Mr. Miller, and certain affiliates of Mr. Miller formed eSavio, Inc. f/k/a Netera, Inc. ("eSavio"), a company engaged in the systems/network integration business in the U.S. market. In connection with the formation of eSavio, one of the Company's employees joined eSavio as a shareholder and as chief executive officer. As of December 29, 2000, the Company owned a 4.64% fully diluted equity interest in eSavio.

  As of December 29, 2000, Interprise Technology Partners, L.P. ("Interprise"), of which Mr. Miller is a general partner, and affiliates of Mr. Miller collectively owned approximately 75% of eSavio's outstanding common stock. Pursuant to the SEC's beneficial ownership rules, Mr. Miller is deemed to be the beneficial owner of these shares. As of December 29, 2000, GTCR V, a subsidiary of GTCR LLC, of which Messrs. Kessinger and Rauner are principals, and its affiliates collectively owned 3.5% of eSavio's outstanding common stock. Pursuant to the SEC's beneficial ownership rules, Messrs. Kessinger and Rauner are deemed to be beneficial owners of these shares.

  The Company is a party to an Alliance Agreement, dated as of August 31, 2000 (the "Amended and Restated Alliance Agreement"), by and among the Company and eSavio. Pursuant to the Amended and Restated Alliance Agreement, the Company will receive referrals and leads on consulting and other projects from eSavio in markets eSavio serves. The Agreement also provides for certain commission sharing and procurement arrangements. During the fiscal year ended December 29, 2000, eSavio provided the Company with such products as computer hardware and telephone systems and related procurement services. For the fiscal year ended December 29, 2000, payments to eSavio for such products and services totaled approximately $292,000. The Company believes that the terms on which such goods and services were acquired are comparable to those that would be obtained from a third-party vendor in arm's length transactions. The Company provided consulting services pursuant to several statements of work executed during 2000 to eSavio. During 2000, eSavio paid $0 to the Company in consideration for the Company's services. At December 29, 2000, the Company's accounts receivable from eSavio related to these services totaled $727,000. The Company sold a license to its proprietary knowledge management system to eSavio pursuant to an Intellectual Property License Agreement (the "License Agreement") dated August 25, 2000. The total license fee was $1,500,000. The license fee is to be paid in accordance with a payment schedule contained in the License Agreement. The last scheduled payment is due August 24, 2001.

  The Company provided consulting services pursuant to several statements of work executed during 1999 and 2000 to World Commerce Online ("WCOL"), a publicly traded company in the business of providing technology products to the global perishable products industries. As of December 29, 2000, Interprise owned approximately 15.2% of WCOL's outstanding common stock. Pursuant to the SEC's beneficial ownership rules, Mr. Miller is deemed to be the owner of those shares. During 1999, WCOL paid $1,746,000 and during 2000 WCOL paid $5,934,000 to the Company in consideration for the Company's services. At December 29, 2000, the Company's accounts receivable from WCOL totaled $4,737,000.

  The Company provided consulting services pursuant to several statements of work executed during 2000 to Parts Locators International, Inc. ("International Parts"), a privately held company in the business of providing automotive parts locating services. As of December 29, 2000, Interprise owned approximately 22.7% of International Parts' outstanding common stock. Pursuant to the SEC's beneficial ownership rules, Mr. Miller is deemed to be the owner of those shares. During 2000, International Parts paid $847,000 and delivered a promissory note in the amount of $500,000 and 750,000 shares of its Series C convertible preferred stock to the Company in consideration for the Company's services. As of the date of this Proxy Statement, the promissory note is outstanding. At December 29, 2000, the Company's accounts receivable from International Parts totaled $0.

  The Company provided consulting services pursuant to several statements of work executed during 2000 to VisualPlex, Inc. ("VisualPlex"), a privately held company in the business of providing an electronic business to business exchange for the vision care industry. As of December 29, 2000, Interprise owned approximately 68% of VisualPlex's outstanding common stock. Pursuant to the SEC's beneficial ownership rules, Mr. Miller is deemed to be the owner of those shares. During 2000, VisualPlex paid $1,948,000 to the Company in consideration for the Company's services and at December 29, 2000, the Company's accounts receivable from VisualPlex totaled $787,000.

Compensation Committee Report on Executive Compensation

  The Compensation Committee of the Board of Directors has prepared the following report on the Company's policies with respect to the compensation of executive officers for the fiscal year ended December 29, 2000. This report, as well as the Shareholder Return Performance Graph on page 13, are not soliciting materials, are not deemed filed with the SEC and are not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

  The Compensation Committee of the Board of Directors consists of Messrs. Bahash (Chairman), Keisling and Kessinger. The Compensation Committee is responsible for determining compensation for the Company's executive officers and approving compensation and human resource programs for the Company. The Committee endeavors to meet no less than four times per year to review issues associated with compensation, option awards, human resource policies, personnel recruitment and retention and to consider, amend, or approve the Company's bonus plan and related performance metrics recommended by the Company's Chief Executive Officer.

  The Committee has adopted a performance-based compensation policy for all associates and the Company's executive officers that considers both short-term and long-term business objectives. These two components focus management on increasing the strength of the business and its ability to serve customers with comprehensive, high value services, while building an organization in a deliberate, thoughtful way and maintaining a continued focus on profitability. The current compensation program applies to all employees of the Company, including its executive officers. The Committee believes that all employees of the Company should have the same opportunity to participate in performance-based compensation.

  The current compensation program includes three components: base salary, performance-based cash bonus awards and performance-based stock option awards. All employees receive a stock option grant upon hire by the Company that varies based on employee level. Additional stock options are granted on an annual basis to those employees who made a substantial contribution towards achieving the Company's overall organizational goals during the past year and who are important to the Company's continuing success in the future. Options granted prior to October 1, 1999 generally vest at the rate of 50% on the second anniversary of grant and 25% on the third and fourth anniversaries. Options granted on or after October 1, 1999, but prior to May 1, 2000, generally vest at the rate of 25% on the first, second, third and fourth anniversaries of grant. Options granted on or after May 1, 2000 generally vest at the rate of 25% on the first anniversary thereof and then in monthly pro rata increments thereafter. This program encourages all employees to focus on activities that improve shareholder value and enhances employee retention. Cash bonuses are accrued and paid annually pursuant to the Company's bonus plan. The size of the bonus pool at the conclusion of the year is based on both practice specific and company-wide financial results with a primary emphasis on revenue growth and profitability. Employees participate in the bonus pool based on individual performance.

  Policies Regarding Compensation of Executive Officers

  On an annual basis, the Compensation Committee approves the compensation package for executive officers which includes base salary, performance-based cash bonus awards and performance-based stock option awards. Base salaries are targeted at competitive market levels based on each executive's experience and role in the organization. The Compensation Committee approved the compensation packages for the Company's executive officers for the fiscal year 2000 at its meeting held on February 17, 2000.

  Chief Executive Officer Compensation

  Mr. Fernandez's compensation, like that of the other executive officers of the Company, is determined in accordance with the policies set forth above. As the Company's Chief Executive Officer, his leadership continues to be a significant factor in the achievement of the Company's goals. Mr. Fernandez continues to be an exceptionally effective spokesman concerning the Company's strengths and prospects for the future and was a stabilizing force during a turbulent fiscal year 2000. Mr. Fernandez' salary for 2000 of $500,000 was unchanged from his 1999 salary. In recognition of his 1999 performance, Mr. Fernandez received an award of 50,000 options with an exercise price of $32.56 on January 31, 2000 and a $50,000 cash bonus on February 25, 2000.

  Compensation Deductibility Policy

  Section 162(m) of the Internal Revenue Code limits tax deductions for compensation paid to the Company's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year to $1 million. There are several exemptions to Section 162(m), including one for qualified performance-based compensation. To be qualified, performance-based compensation must meet various requirements, including shareholder approval. The Committee intends to consider annually whether it should adopt a policy regarding 162(m) and to date has concluded that it is not appropriate to do so. All compensation paid in 2000 and gains from stock options granted in 2000 are expected to be deductible. Given the current compensation philosophy, no executive is expected to earn non-deductible compensation in the near term.

                                       Respectfully submitted,

                                       Compensation Committee

                                       Robert J. Bahash, Chairman
                                       Jeffrey Keisling
                                       William C. Kessinger

Shareholder Return Performance Presentation

  The following graph shows a comparison of cumulative total returns for an investment in the Common Stock of the Company, the NASDAQ Stock Market Index and the JP Morgan Hambrecht & Quist Information Services Sector--Business and Information Technology Services Index. Although the SEC requires the Company to present such a graph for a five-year period, the Common Stock has been publicly traded only since May 28, 1998 and, as a result, the following graph commences as of such date.


                COMPARISON OF 31 MONTH CUMULATIVE TOTAL RETURN*
         AMONG ANSWERTHINK, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
 AND THE J.P. MORGAN H & Q INFORMATION SERVICES SECTOR-BUSINESS & I.T. SERVICES
                                     INDEX

                                              Cumulative Total Return
                                       ------------------------------------
                                       5/28/98     12/98     12/99    12/00


ANSWERTHINK, INC.                       100.00    168.63    214.90    22.75
NASDAQ STOCK MARKET (U.S.)              100.00    124.29    230.98   138.98
JP MORGAN H & Q INFORMATION SERVICES
SECTOR-BUSINESS & I.T. SERVICES         100.00    123.56    166.56   153.45

*$100 INVESTED ON 5/28/98 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31.

Report of the Audit Committee

  The Audit Committee is composed of "independent" directors as defined in standards promulgated by the Securities and Exchange Commission and the National Association of Securities Dealers. All members of the Audit Committee share equally the responsibility for the performance of the functions set forth below.

  The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements to be included in the Company's Annual Report on Form 10-K with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

  The Committee reviewed with its independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, all matters required to be discussed by Statement of Auditing Standards 61 "Communications with Audit Committees." In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the written disclosures delivered to the Committee by the independent auditors as required by the Independence Standards Board Standard No. 1 and considered the compatibility of nonaudit services with the auditors' independence.

  The Committee discussed with its Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, without management present when appropriate, to discuss the results of their quarterly reviews and annual examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year 2000.

  In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 29, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

  Fees Paid to Independent Accountants

  The Securities and Exchange Commission's Final Rule on Auditor Independence requires that the Company make the following disclosures regarding the amount of fees billed by its independent auditors and the nature of the work for which these fees were billed:

  Audit Fees

  Aggregate fees billed for PricewaterhouseCoopers LLP's audit of the Company's annual financial statements for the year ended December 29, 2000 and for its reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year ended December 29, 2000 totaled $178,450. Of this amount, $89,700 had been billed as of December 29, 2000. The balance of the fees was billed prior to the date of this Proxy Statement.

  Financial Information Systems Design and Implementation Fees

  No fees were incurred or billed for any financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 29, 2000.

  All Other Fees

  Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 29, 2000 totaled $215,094.

                                       Respectfully submitted,

                                       Audit Committee

                                       Fernando Montero, Chairman
                                       William C. Kessinger
                                       Alan T.G. Wix

Certain Relationships and Related Transactions

  The Company has adopted a policy requiring that any material transactions between the Company and persons or entities affiliated with officers, directors or principal shareholders of the Company be on terms no less favorable to the Company than reasonably could have been obtained in arms' length transactions with independent third parties.

  For a summary of certain transactions and relationships among the Company and its associated entities, and among the directors, executive officers and shareholders of the Company and its associated entities, see "Compensation Committee Interlocks and Insider Participation."

 TO APPROVE AN AMENDMENT TO THE COMPANY'S 1998 STOCK OPTION AND INCENTIVE PLAN
    INCREASING THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE
                   THEREUNDER FROM 15,000,000 TO 20,000,000

                                 (Proposal 2)

  The Board of Directors believes that the continued growth and success of the Company depends, in large part, upon its ability to attract, retain and motivate key employees. Accordingly, on February 16, 2001, the Board of Directors adopted, subject to shareholder approval, an amendment to the Company's 1998 Stock Option and Incentive Plan (the "1998 Plan") to increase the number of shares of Common Stock available for issuance under the 1998 Plan from 15,000,000 shares to 20,000,000 shares. At the Annual Meeting, the shareholders of the Company will be asked to vote to approve the amendment to the 1998 Plan. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of Proposal 2 to approve the amendment to the 1998 Plan. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the amendment to the 1998 Plan.

  The purpose of the 1998 Plan is to advance the interests of the Company by providing eligible individuals an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and will encourage such eligible individuals to remain in the employ of the Company. The Board of Directors believes that stock options are important to attract and to encourage the continued employment and service of officers and other key employees by facilitating their purchase of a stock interest in the Company and that approval of the 1998 Plan as amended to increase the aggregate number of stock options available thereunder will afford the Company additional flexibility in making awards deemed necessary in the future. This amendment does not alter the considerations of the Compensation Committee with respect to grants under the 1998 Plan. Because granting of awards is completely within the discretion of the Compensation Committee, it is not possible to determine at this time the awards that may be made to officers or other employees. Of the 15,000,000 shares authorized for issuance under the 1998 Plan, options for the purchase of 12,762,923 shares of Common Stock, net of forfeitures, have been granted since the adoption of the 1998 Plan through March 15, 2001, leaving a balance of 2,237,077 shares of Common Stock reserved for future option grants. The closing price of the Company's common stock was $4.625 on March 26, 2001. As of the Record Date, there were 1,704 participants in the 1998 Plan.

Description of 1998 Stock Option Plan

  The following is a summary description of the material provisions of the 1998 Plan. This summary is qualified in its entirety by the complete text of the 1998 Plan, which is included as Exhibit B to this Proxy Statement.

  The Company's 1998 Plan permits the Board of Directors, or a committee of the Board of Directors, to grant (i) options that are intended to qualify as "incentive stock options" under Section 422 of the Code to employees of the Company, as well as non-qualifying options to employees and to any other individual whose participation in the 1998 Plan is determined to be in the best interests of the Company, (ii) shares of Common Stock, subject to certain restrictions (the "Restricted Common Stock"), to the Company's employees, directors and other representatives and (iii) conditional rights to receive Restricted Common Stock in the future ("Restricted Common Stock Units"). The 1998 Plan, as amended, authorizes the issuance of up to 20,000,000 shares of Common Stock pursuant to options or as Restricted Common Stock or Restricted Common Stock Units, plus shares of Common Stock awarded under any prior stock option plan of the Company that are forfeited or otherwise terminate without the delivery of stock, provided that no more than 5,000,000 shares of Common Stock can be awarded as Restricted Common Stock. During any calendar year, the maximum number of options that may be granted to any one person is 3,000,000 and the maximum number of shares of Restricted Common Stock and Restricted Common Stock Units that may be issued to any one person is 3,000,000. Each of these limits is subject to anti-dilution adjustments in the event of a stock split, recapitalization or similar transaction.

  The Compensation Committee administers grants of options, which includes establishing the exercise price per share under each option and a vesting schedule for any options to purchase shares of Common Stock. Except as provided by the Board of Directors, the option exercise price per share for stock options granted under the 1998 Plan may not be less than 100% of the fair market value per share of Common Stock on the date of grant of the option (or 110% of the fair market value per share of Common Stock in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). The 1998 Plan was amended by the Board in January 2001 to permit a one time grant of non-qualified options at an option price that was less than the fair market value of the shares of Common Stock on the date of grant to certain participants in the Company's employee stock purchase plan during the offering period ending December 31, 2000 and participants who enrolled in the employee stock purchase plan for the offering period beginning January 1, 2001. The purpose of the one time grant was to compensate those participants for the fact that an insufficient number of shares of Common Stock were available for purchase by the participants under the employee stock purchase plan during the period ending December 31, 2000 and participants who enrolled in the employee stock purchase plan for the offering period beginning January 1, 2001. These options were granted at an exercise price that was equal to the price that these employees could have purchased shares under the employee stock purchase plan. The maximum option term is ten years (or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). The Compensation Committee determines the vesting schedule for options. There is also a $100,000 limit on the value of shares of Common Stock (determined at the time of grant) covered by incentive stock options that become exercisable by an optionee in any year.

  In general, an optionee may pay the exercise price of an option by cash or certified check, by tendering shares of the Company's Common Stock (which if acquired from the Company have been held by the optionee for at least six months), or by means of a broker-assisted cashless exercise. Options granted under the 1998 Plan may not be sold, transferred, pledged, or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of optionees to help with estate planning concerns.

  The Compensation Committee also determines the number of shares, the purchase price per share and a vesting schedule for any shares of Restricted Common Stock or Restricted Common Stock Units that are to be issued under the 1998 Plan. In the event a holder of Restricted Common Stock or Restricted Common Stock Units ceases to be employed by the Company for any reason other than by reason of death or permanent and total disability, the 1998 Plan provides that any unvested Restricted Common Stock or Restricted Common Stock Units held by such person will be forfeited immediately to the Company unless the Board of Directors in its discretion determines otherwise.

  Awards granted under the 1998 Plan may vest upon a change of control of the Company, if the awards are not assumed or substituted for by an acquiring company. The Board of Directors may amend, subject to shareholder approval to the extent required by the Internal Revenue Code ("Code"), or terminate the 1998 Plan with respect to shares of Common Stock as to which options have not been granted, or with respect to shares of Restricted Common Stock or Restricted Common Stock Units which have not been granted. Outstanding options and other awards will be adjusted in the event of a stock split or other similar corporate transactions.

Federal Income Tax Consequences of the 1998 Plan

  The grant of an option is not a taxable event for the optionee or the Company.

  Incentive Stock Options. An optionee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of shares of Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the optionee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

  For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled, the three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period requirement for shares of Common Stock received pursuant to the exercise of the option are waived.

  If all of the requirements for incentive option treatment are met except for the holding period requirement, the optionee will recognize ordinary income upon the disposition of shares of Common Stock received pursuant to the exercise of an incentive stock option in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the option was exercised over the exercise price. The balance of the realized gain, if any, will be taxed at applicable capital gain tax rates. The Company will be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to Section 162(m) of the Code as summarized below.

  Non-Qualified Options. Upon exercising an option that is not an incentive stock option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares of Common Stock acquired pursuant to the exercise of a non-qualified stock option ("NSO"), the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares of Common Stock plus the amount treated as ordinary income at the time the option was exercised).

  If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income. Under Section 162(m) of the Code, if the optionee is one of certain specified executive officers, then, unless certain exceptions apply, the Company is not entitled to deduct compensation with respect to the optionee, including compensation related to the exercise of stock options, to the extent such compensation in the aggregate exceeds $1,000,000 for the taxable year. The options are intended to comply with the exception to Section 162(m) for "qualified performance-based compensation."

  An optionee who has transferred an NSO to a spouse, child, grandchild, parent or sibling by gift will realize taxable income at the time the NSO is exercised by the family member. The optionee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares will be the fair market value of the shares on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includible in the optionee's estate for estate tax purposes.

  Restricted Common Stock. A grantee who is awarded Restricted Common Stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the Restricted Common Stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

  Restricted Common Stock Units. There are no immediate tax consequences of receiving an award of restricted Common Stock units under the 1998 Plan. A grantee who is awarded restricted Common Stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

     TO APPROVE AND REINSTATE THE EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

                                 (Proposal 3)

  The Board of Directors believes that the continued growth and success of the Company depends, in large part, upon its ability to provide valuable employee benefits to its associates. Accordingly, on February 16, 2001, the Board of Directors adopted, subject to shareholder approval, an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock available for purchase and issuance under the Employee Stock Purchase Plan from 750,000 shares to 2,750,000 shares. The amendment also provided that participating employees may purchase no more than 400,000 shares in the aggregate during any six-month offering period. The Board of Directors further directed that the entire Employee Stock Purchase Plan, as amended, be submitted to the shareholders for approval in order that it be reinstated. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of Proposal 3 to approve the Employee Stock Purchase Plan, as amended. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the Employee Stock Purchase Plan, as amended.

  We are asking our shareholders to approve the Employee Stock Purchase Plan as we believe the plan has been and will continue to be a valuable tool in motivating our employees. The purpose of the Employee Stock Purchase Plan is to enable eligible employees of the Company or any of its participating affiliates, through payroll deductions, to purchase shares of our Common Stock, to increase the employees' interest in our growth and success and to encourage employees to remain in the employ of the Company or its participating affiliates.

The Employee Stock Purchase Plan is considered a valuable employee benefit plan and is highly regarded by the Company's employees. The Board of Directors believes that the continuation of the Employee Stock Purchase Plan will enhance the Company's ability to develop and maintain goodwill with its employees and thereby increase productivity and the advancement of the Company's overall organizational goals. Of the 750,000 shares of common stock originally approved by the Company's shareholders for purchase under the original Employee Stock Purchase Plan, zero shares remain available. If this amendment is approved, the Company intends to start a new offering period under the plan as of July 1, 2001.

Description of the Plan

  A description of the Employee Stock Purchase Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the Employee Stock Purchase Plan, a copy of which is attached as Exhibit C to this Proxy Statement.

  The Board of Directors approved the Company's Employee Stock Purchase Plan on April 23, 1998, and obtained shareholder approval of the Plan on that same date. The Board of Directors approved the amendment to the Employee Stock Purchase Plan on February 16, 2001. There are currently no participants in the Employee Stock Purchase Plan. Because the participation in the Employee Stock Purchase Plan is subject to the discretion of each eligible employee, the benefits or amounts that will be received by any participant or groups of participants if the Employee Stock Purchase Plan is approved are not currently determinable. On the Record Date, there were approximately five executive officers and 1,403 employees of the Company and its subsidiaries who were eligible to participate in the Employee Stock Purchase Plan. The shares of Common Stock issuable under the Employee Stock Purchase Plan may be authorized but unissued shares or treasury shares.

  The Employee Stock Purchase Plan permits eligible employees to elect to have a portion of their pay deducted by the Company to purchase shares of Common Stock. In the event there is any increase or decrease in Common Stock without receipt of consideration by the Company (for instance, by a recapitalization or stock split), there may be a proportionate adjustment to the number and kinds of shares that may be purchased under the Employee Stock Purchase Plan. The Company will determine the length and duration of the periods during which payroll deductions will be accumulated to purchase shares of Common Stock. This period is known as the offering period. Offering periods under the Employee Stock Purchase Plan are currently six months in duration.

  Administration. The Employee Stock Purchase Plan will be administered by the Compensation Committee. The Compensation Committee has the authority to interpret the Employee Stock Purchase Plan to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Employee Stock Purchase Plan. All of the Compensation Committee's determinations will be final and binding.

  Eligibility. Any employee of the Company or its participating affiliates may participate in the Employee Stock Purchase Plan except the following, who are ineligible to participate: (i) an employee who has been employed by the Company or any of its participating affiliates for less than three months as of the beginning of an offering period; (ii) an employee whose customary employment is for less than five months in any calendar year; (iii) an employee whose customary employment is 20 hours or less per week; and (iv) an employee who, after exercising his or her rights to purchase stock under the Employee Stock Purchase Plan, would own stock (including stock that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. An employee must be employed on the last day of the offering period in order to acquire stock under the Employee Stock Purchase Plan unless the employee has retired, died or become disabled, been laid off or is on an approved leave of absence.

  Participation Election. An eligible employee may become a participant in the Employee Stock Purchase Plan by completing an election to participate in the Employee Stock Purchase Plan on a form provided by the Company and submitting that form to the Company's human resources department. The form will authorize the Company to have deductions, not to exceed 15% of pay, made from pay on each pay day following enrollment in the Employee Stock Purchase Plan. The deductions or contributions will be credited to the employee's account under the Employee Stock Purchase Plan. An employee may not during any offering period change his or her percentage of payroll deduction or contribution for that offering period, nor may an employee withdraw any contributed funds other than by terminating participation in the Employee Stock Purchase Plan. A participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next offering period, by delivering to the Company a new form regarding election to participate in the Employee Stock Purchase Plan. A participating employee may terminate payroll deductions or contributions at any time.

  Purchase Price. Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each offering period. The purchase price for each share (the "Purchase Price") will be set by the Compensation Committee. The Purchase Price for an offering period may not be less than 85% of the fair market value of the Company's Common Stock on the first or last trading day of such offering period, whichever is lower.

  Purchase Limit. No employee may purchase Common Stock in any calendar year under the Employee Stock Purchase Plan and all other "employee stock purchase plans" of the Company and any parent or subsidiary having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the offering period. The Company has also imposed a limitation that provides that no more than 400,000 shares of Common Stock, in the aggregate, may be purchased by participating employees during a six month offering period.

  Purchase of Common Stock. On the last trading day of the offering period, a participating employee will be credited with the number of whole shares of Common Stock purchased under the Employee Stock Purchase Plan for such period. Common Stock purchased under the Employee Stock Purchase Plan will be held in the custody of an agent designated by the Company. The agent may hold the Common Stock purchased under the Employee Stock Purchase Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees. An employee may, at any time following his or her purchase of shares under the Employee Stock Purchase Plan by written notice instruct the agent to have all or part of such shares reissued in the employee's own name and have the stock certificate delivered to the employee.

  Termination of Participation. A participating employee will be refunded all monies in his or her account, and his or her participation in the Employee Stock Purchase Plan will be terminated, if: (i) the employee ceases to be eligible to participate in the Employee Stock Purchase Plan or (ii) the employee voluntarily leaves the employ of the Company or a participating affiliate, other than by retirement, or is otherwise terminated by the Company or a participating affiliate prior to the last day of the offering period. If a participating employee elects to terminate participation in the Employee Stock Purchase Plan, the employee will have the following alternatives: (i) purchase of Common Stock on the last day of the offering period with the amounts then accumulated in his or her account or (ii) refund of all monies in his or her account. Participation in the Employee Stock Purchase Plan will also terminate in the event the Board of Directors elects to terminate the plan, provided that termination of the plan may not impair the vested rights of participants.

  If a participating employee terminates employment on account of disability, lay-off or authorized leave of absence, the participating employee will have the following alternatives: (i) make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment, (ii) refund of all monies in his or her account or (iii) purchase of Common Stock on the last day of the offering period with the amounts then accumulated in his or her account. If a participating employee terminates employment on account of death, the legal representative of the employee will have three months from the participating employee's death to choose between the following alternatives: (i) refund of all monies in his or her account or
(ii) purchase of Common Stock on the last day of the offering period with the amounts then accumulated in his or her account. If a participating employee terminates employment on account of retirement or severance, the participating employee will have ten days after the date of such retirement or severance to choose between the following alternatives: (i) refund of all monies in his or her account or (ii) purchase of Common Stock on the last day of the offering period with the amounts then accumulated in his or her account.

  Transferability of Shares. No participating employee may assign his or her rights to purchase shares of Common Stock under the Employee Stock Purchase Plan whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Employee Stock Purchase Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

  Amendment of Plan. The Board of Directors may, at any time, amend the Employee Stock Purchase Plan in any respect; provided, however, that without approval of the shareholders of the Company, no amendment shall be made (i) increasing the number of shares that may be made available for purchase under the Employee Stock, Purchase Plan, (ii) changing the eligibility requirements for participating in the Employee Stock Purchase Plan, or (iii) impairing the vested rights of participating employees.

  Termination of Plan. The Board of Directors may terminate the Employee Stock Purchase Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the Employee Stock Purchase Plan shall, without further action of the Board of Directors, terminate at the earlier of (i) 10 years after adoption of the Employee Stock Purchase Plan by the Board of Directors or (ii) such time as all shares of Common Stock that may be made available for purchase under the Employee Stock Purchase Plan have been issued.

  Reorganizations. Upon a reorganization in which the Company is not the surviving corporation or a sale of assets or stock, the Employee Stock Purchase Plan and all rights outstanding shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation or assumption of the Employee Stock Purchase Plan or for the substitution of the rights under the Employee Stock Purchase Plan with rights covering the stock of the successor corporation.

  No Employment Rights. Neither the Employee Stock Purchase Plan nor any right to purchase Common Stock under the Employee Stock Purchase Plan confers upon any employee any right to continued employment with the Company or a participating affiliate.

Federal Income Tax Consequences

  The Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan," under Section 423 of the Internal Revenue Code. Amounts withheld from pay under the Employee Stock Purchase Plan are taxable income to participating employees in the year in which the amounts otherwise would have been received, but the participating employees will not be required to recognize additional income for federal income tax purposes either at the time the employee is deemed to have been granted a right to purchase Common Stock (on the first day of an offering period) or when the right to purchase Common Stock is exercised (on the last day of the offering period).

  If the participating employee holds the Common Stock purchased under the Employee Stock Purchase Plan for at least two years after the first day of the offering period in which the Common Stock was acquired (the "Grant Date") and for at least one year after the date the Common Stock is purchased (the "Purchase Date"), when the participating employee disposes of the Common Stock he or she will recognize as ordinary income an amount equal to the lesser of:
(i) the excess of the fair market value of the Common Stock on the date of disposition over the price paid for the Common Stock or (ii) the fair market value of the Common Stock on the Grant Date multiplied by the discount percentage for stock purchases under the Employee Stock Purchase Plan. The discount percentage is generally 15%, although the Company may use a lesser discount percentage, including a zero discount percentage.

  If the participating employee disposes of the Common Stock within two years after the Grant Date or within one year after the Common Stock is purchased, he or she will recognize ordinary income equal to the fair market value of the Common Stock on the last day of the offering period in which the Common Stock was acquired less the amount paid for the Common Stock. The ordinary income recognition pertains to any disposition of Common Stock acquired under the Employee Stock Purchase Plan (such as by sale, exchange or gift).

  Upon disposition of the Common Stock acquired under the Employee Stock Purchase Plan any gain realized in excess of the amount reported as ordinary income will be reportable by the participating employee as a capital gain, and any loss will be reportable as a capital loss. Amounts required to be reported as ordinary income on the disposition of the Common Stock may be added to the purchase price in determining any remaining capital gain or loss. Capital gain or loss will be long-term if the employee has satisfied the two-year holding period requirement described above or, in any event, if the employee has held the Common Stock for at least one year. Otherwise, the capital gain or loss will be short-term.

  If the participating employee satisfies the two-year holding period for Common Stock purchased under the Employee Stock Purchase Plan, the Company will not receive any deduction for federal income tax purposes with respect to that Common Stock or the right under which it was purchased. If the employee does not satisfy the two-year holding period, the Company will be entitled to a deduction in any amount equal to the amount that is considered ordinary income. Otherwise, the Employee Stock Purchase Plan has no tax effect on the Company.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

                                 (Proposal 4)

  The independent public accounting firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") has acted as the Company's independent auditors for the fiscal year ended December 29, 2000 and has been selected by the Board of Directors to act as such for the examination of the Company's financial statements for the fiscal year ending December 28, 2001, subject to ratification by the shareholders. Representatives of PricewaterhouseCoopers are expected to be present at the shareholders' meeting and will have an opportunity to make a statement if they desire and to respond to appropriate questions. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of ratifying the appointment of PricewaterhouseCoopers to audit the books and accounts of the Company for the fiscal year ending December 28, 2001. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of Proposal 4 to ratify the appointment of PricewaterhouseCoopers. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the appointment of PricewaterhouseCoopers.

  In the event the appointment of PricewaterhouseCoopers as independent public auditors for the fiscal year ending December 28, 2001 is not approved by the shareholders, the adverse vote will be considered as a direction to the Board of Directors to consider the selection of other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year ending December 28, 2001 will be permitted to stand unless the Board finds other good reason for making a change.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 15, 2001: (i) by each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) by each of the Named Executive Officers; (iii) by each director and nominee of the Company; and (iv) by all of the Company's directors and executive officers as a group.

                                                       Amount and
                                                       Nature of
                                                       Beneficial   Percent of
Name of Beneficial Owner                              Ownership (1)  Class (1)
------------------------                              ------------  ----------
Ted A. Fernandez (2) (3).............................     62,500          *
Allan R. Frank (2) (4)...............................  1,504,166        3.3%
Ulysses S. Knotts, III (2) (5).......................  1,141,676        2.5%
David N. Dungan (2) (6)..............................  1,267,966        2.8%
Bruce Rauner (7).....................................  1,683,886        3.7%
William C. Kessinger (7).............................  1,683,886        3.7%
Fernando Montero (2) (8).............................  1,113,311        2.5%
John F. Brennan (2) (9)..............................    165,871          *
Alan T.G. Wix (10) (11)..............................      7,000          *
Jeffrey E. Keisling (10) (12)........................      6,200          *
Robert J. Bahash (10) (13)...........................     13,400          *
Edwin A. Huston (2)..................................      1,000          *
Lazard Freres & Co., LLC (14)........................  3,176,600        7.2%

All directors and executive officers as a group (12
 persons)............................................  6,966,976       15.4%

--------
 *  Represents less than 1%.

(1) The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable, and except as indicated in the other footnotes to this table. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission ("SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable, or exercisable within 60 days after March 15, 2001, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2) The address for each of Messrs. Brennan, Dungan, Fernandez, Frank, Huston, Knotts, and Montero is 1001 Brickell Bay Drive, Suite 3000, Miami, Florida 33131.
(3) Includes 62,500 vested options to purchase Common Stock granted pursuant to the Company's 1998 Stock Option and Incentive Plan. Does not include 1,366,670 shares held through the Aurelio E. Fernandez Trustee of the Ted
    A. Fernandez Flint Trust. Does not include 100,000 shares, 50,000 shares each of which are held by the Ted A. Fernandez, Jr. Irrevocable Trust
    (1998) and the Christina Marie Fernandez Irrevocable Trust (1998).
(4) Includes 37,500 vested options to purchase Common Stock granted pursuant to the Company's 1998 Stock Option and Incentive Plan.
(5) Includes 50,000 shares held through the Ulysses Knotts Irrevocable Trust and 5,000 vested options to purchase Common Stock granted pursuant to the Company's 1998 Stock Option and Incentive Plan.
(6) Includes 191,150 shares held through the DJD Family Limited Partnership, 5,200 shares held for Mr. Dungan's minor children in Uniform Gift to Minor accounts, and 37,500 vested options to purchase Common Stock granted pursuant to the Company's 1998 Stock Option and Incentive Plan.
(7) Includes 1,683,886 shares owned by Golder, Thoma, Cressey, Rauner Fund V, L.P. ("GTCR V") and certain of its affiliates. GTCR V owns 1,680,956 shares. GTCR Associates V, a partnership affiliated with GTCR V, owns
    2,930 shares. Messrs. Rauner and Kessinger are principals in Golder, Thoma, Cressey, Rauner, Inc., which is the general partner of each of GTCR V and GTCR Associates V. Messrs. Rauner and Kessinger disclaim the beneficial ownership of the shares held by such entities except to the extent of their proportionate ownership interests therein. The address for Messrs. Rauner and Kessinger and GTCR V and GTCR Associates V is 6100 Sears Tower, Chicago, Illinois 60606.
(8) Includes 204,000 shares held by Mr. Montero and his wife as joint tenants and 909,311 shares held by five entities whose investments are managed by affiliates of Mr. Montero. Mr. Montero disclaims beneficial ownership of the shares owned by these five entities.
(9) Includes 23,750 vested options to purchase Common Stock granted pursuant to the Company's 1998 Stock Option and Incentive Plan.
(10) Includes 6,000 vested options to purchase Common Stock granted pursuant to the Company's outside director compensation program.
(11) The address of Mr. Wix is 99 Merewood Road, Barnehurst, Kent, England DA7 6PH.
(12) The address of Mr. Keisling is 150 N. Radnor-Chester Road, St. Davids, Pennsylvania 19087.
(13) The address of Mr. Bahash is 1221 Avenue of the Americas, 49th Floor, New York, New York 10020.
(14) The information reported is based on a Schedule 13G dated February 13, 2001, filed with the Securities and Exchange Commission by Lazard Freres & Co., LLC ("Lazard Freres"). The Schedule 13G indicates that Lazard Freres is a registered broker-dealer and investment advisor, in which capacity it has sole voting power over 3,022,700 shares and sole dispositive power over 3,176,000 shares. The address for Lazard Freres is 30 Rockefeller Plaza, New York, New York 10020.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company undertakes to file all
Section 16(a) reports on behalf of those persons required to file such reports. The Company believes that during 2000 its executive officers, directors and holders of more than 10% of the Common Stock complied with all Section 16(a) filing requirements.

              SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2002

  Any proposal or proposals by a shareholder intended to be included in the Company's proxy statement and form of proxy relating to the 2002 annual meeting of shareholders must be received by the Company no later than December 10, 2001 pursuant to the proxy solicitation rules of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2002 annual meeting of shareholders any shareholder proposal which may be omitted from the Company's proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

  Pursuant to the Company's bylaws, all other shareholder proposals to be presented at the 2002 annual meeting of shareholders must be submitted in writing and received by the Secretary of the Company at the principal executive offices of the Company not earlier than February 8, 2002 and not later than March 10, 2002; provided, however, that in the event that the date of the 2002 annual meeting of shareholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2001 annual meeting, the shareholder must so deliver the notice not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The shareholder's notice with respect to such proposal must comply with the requirements set forth in the Company's Bylaws.

                        OTHER BUSINESS TO BE TRANSACTED

  As of the date of this Proxy Statement, the Board of Directors knows of no other matters which may come before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the proxy holders to vote or act in accordance with their best judgment with respect to such matters.

                                       By Order of the Board of Directors

                                       /s/ Frank A. Zomerfeld

                                       Frank A. Zomerfeld
                                       Secretary

                                                                      Exhibit A

                            AUDIT COMMITTEE CHARTER

I.   Continuous Activities--General

     (1) Provide an open avenue of communication between the independent auditor and the Board of Directors.

     (2) Meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

     (3) Confirm and assure the independence of the independent auditor and the objectivity of the internal auditor by requesting and reviewing a written disclosure letter from the Company's independent auditors relating to their independence as required by Independent Standards Board ("ISB") Standard No. 1, and discuss with the auditors the auditors' independence.

     (4) Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

     (5)  Consider and review with the independent auditor and management:

          . The adequacy of the Company's internal controls including computerized information system controls and security.

          . Related findings and recommendations of the independent auditor together with management's responses.

     (6)  Consider and review with management and the independent auditor:

          . Significant findings during the year, including the status of previous audit recommendations.

          . Any difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information.

     (7) Meet periodically with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

     (8) Report periodically to the Board of Directors on significant results of the foregoing activities.

     (9) Instruct the independent auditor that ultimately it is accountable to the Board of Directors and the Audit Committee, and that as the shareholders' representatives, the Board and Audit Committee possess the ultimate authority to select, evaluate and, where appropriate, replace the outside auditor.

     (10) Ensure compliance with all then current and applicable SEC and NASD rules as to Audit Committee membership and composition including, but not limited to the requirements that the Committee be comprised of solely independent directors in accordance with the guidance issued by the NASD each of whom are able to read and understand fundamental financial statements, with at least one member having previous employment experience in finance or accounting.

II.  Internal Reporting Policies

     (1) Advise management and the independent auditor they are expected to provide a timely analysis of significant current financial reporting issues and practices.

     (2) Provide that management and the independent auditor discuss with the audit committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

  (3) Inquire as to the auditor's independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

  (4) Inquire as to the auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

  (5) Determine, as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

  (6) Assure that the auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

III. External Reporting Policies

  Include in proxy statements prepared for votes of shareholders an Audit Committee report. This report shall state:
  (1) Whether the Audit Committee has reviewed and discussed the issuer's audited financial statements with management.

  (2) Whether the audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards
      (SAS) 61 "Communications with Audit Committees".

  (3) Whether the audit committee has received the written disclosures and letter from the issuer's independent auditors relating to their independence as required by Independent Standards Board ("ISB") Standard No. 1, and has discussed with the auditors the auditors' independence.

  (4) Whether the audit committee has recommended to the board of directors, based on the reviews and discussions referred to in the three items above, that the audited financial statements be included in the company's annual report on Form 10-K.

  (5) Whether the Audit Committee members are "independent" under the new standards established by the NASD. The proxy statement shall also disclose, for any non-independent director, the nature of the relationship that makes the director not independent and the reasons for the Board's decision to appoint such director to the Audit Committee.

  (6) Whether the Board of Directors has adopted a written charter for the audit committee and, if so, include a copy of the charter as an appendix to the proxy statement at least once every three years.

  (7) A description of the Committee's composition and responsibilities, and how they were discharged.

IV. Scheduled Activities

  (1) Review the selection of the independent auditor for approval by the Board of Directors, approve and compensation of the independent auditor, and review and approve the discharge of the independent auditor.

  (2) Consider, in consultation with the independent auditor the audit scope and plan of the independent auditor.

  (3) Review with management and the independent auditor the results of annual audits and related comments in consultation with other committees as deemed appropriate including:

      . The independent auditor's audit of the Company's annual financial statements, accompanying footnotes and its report thereon.

      . Any significant changes required in the independent auditor's audit plans.

      . Any difficulties or disputes with management encountered during the course of the audit.

      . Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

  (4) Review the with the Company's independent auditors the quarterly financial data included in the Company's quarterly report on Form 10-Q prior to filing, following the procedures set forth in Statement on Auditing Standards ("SAS") 71.

  (5) Arrange for the independent auditor to be available to the full Board of Directors at least annually to help provide a basis for the Committee to recommend to the Board of Directors the appointment of the auditor.

  (6) Assure that the auditor's reasoning is described in accepting or questioning significant estimates by management.

  (7) Review and update the Committee's Charter annually.

V. "When Necessary" Activities

  (1) Review periodically with general counsel legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and programs.

  (2) Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committees shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

                                                                      Exhibit B

                               ANSWERTHINK, INC.

                     1998 STOCK OPTION AND INCENTIVE PLAN

  Answerthink, Inc., a Florida corporation (the "Company"), sets forth herein the terms of its 1998 Stock Option and Incentive Plan (the "Plan") as follows:

1. Purpose

  The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, key employees, outside directors and other persons, and to motivate such officers, key employees, outside directors and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees, outside directors and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock and restricted stock units in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors shall in all cases be non-qualified stock options.

2. Definitions

  For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

    2.1 "Affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

    2.2 "Award Agreement" means the stock option agreement, restricted stock agreement, restricted stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

    2.3 "Beneficial Owner" means a beneficial owner within the meaning of Rule 13d-3 under the Exchange Act.

    2.4 "Benefit Arrangement" shall have the meaning set forth in Section 13 hereof.

    2.5 "Board" means the Board of Directors of the Company.

    2.6 "Change of Control" means (A) any Person, other than any Person who is a Beneficial Owner of the Company's securities before the Effective Date, becomes, after the Effective Date, the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; (B) during any two-year period, individuals who at the beginning of such period constitute the Board (including, for this purpose, any director who after the beginning of such period filled a vacancy on the Board caused by the resignation, mandatory retirement, death, or disability of a director and whose election or appointment was approved by a vote of at least two-thirds of the directors then in office who were directors at the beginning of such period) cease for any reason to constitute a majority thereof; (C) notwithstanding clauses (A) or (E) of this paragraph, the Company consummates a merger or consolidation of the Company with or into another corporation, the result of which is that the Persons who were stockholders of the Company at the time of the execution of the agreement to merge or consolidate own less than 80% of the total equity of the corporation surviving or resulting from the merger or consolidation or of a corporation owning, directly or indirectly, 100% of the total equity of such surviving or resulting corporation; or (D) the sale in one or a series of transactions of all or substantially all of the assets of the Company; (E) any Person has commenced a tender or exchange offer, or entered into an agreement or received an option to acquire beneficial ownership of 40% or more of the total number of voting shares of the Company, unless the Board has made a determination that such action does not constitute and will not constitute a material change in the Persons having control of the

  Company; or (F) there is a change of control in the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act other than in circumstances specifically covered by clauses (A) through (E) above.

    2.7 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

    2.8 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

    2.9 "Company" means Answerthink, Inc.

    2.10 "Effective Date" means April 23, 1998, the date on which the Plan was adopted by the Board.

    2.11 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

    2.12 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

    2.13 "Grant" means an award of an Option, Restricted Stock or Restricted Stock Units under the Plan.

    2.14 "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of such Grant first becomes eligible to receive a Grant under Section 6, hereof, or (iii) such other date as may be specified by the Board or such Committee.

    2.15 "Grantee" means a person who receives or holds an Option, Restricted Stock or Restricted Stock Units under the Plan.

    2.16 "Immediate Family Members" means the spouse, children and grandchildren of the Grantee.

    2.17 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

    2.18 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

    2.19 "Option Period" means the period during which Options may be exercised as set forth in Section 10 hereof.

    2.20 "Option Price" means the purchase price for each share of Stock subject to an Option.

    2.21 "Other Agreement" shall have the meaning set forth in Section 13 hereof.

    2.22 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

    2.23 "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

    2.24 "Plan" means this Answerthink, Inc. 1998 Stock Option and Incentive
  Plan.

    2.25 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

    2.26 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 12.2 hereof.

    2.27 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 12 hereof, that are subject to restrictions and to a risk of forfeiture.

    2.28 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to Section 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

    2.29 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

    2.30 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

    2.31 "Stock" means the common stock, par value $0.01 per share, of the Company.

    2.32 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

    2.33 "Termination Date" shall be the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

3. Administration of the Plan

  3.1 Board.

  The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

  3.2 Committee.

  The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

  3.3 Grants.

  Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), (v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made.

  3.4 No Liability.

  No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

  3.5 Applicability of Rule 16b-3.

  Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

4.  Stock Subject to the Plan

  Subject to adjustment as provided in Section 16 hereof, the number of shares of Stock available for issuance under the Plan shall be (i) 20,000,000, no more than 5,000,000 of which may be issued pursuant to awards of Restricted Stock or Restricted Stock Units and (ii) any shares of Stock that are represented by awards previously granted by the Company, including awards granted under the Answerthink, Inc. 1997 Stock Option Plan and the Answerthink, Inc. Restricted Stock Plan as of the Effective Date (the "Prior Plans"). Notwithstanding the foregoing, subject to Section 16 hereof, the maximum aggregate number of shares of Stock available for grants of Incentive Stock Options shall be 20,000,000. All stock options previously granted by the Company shall be deemed to be grants of Options pursuant to the Plan. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant, including Grants made prior to the Effective Date, are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5. Effective Date and Term of the Plan

  5.1 Effective Date.

  The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that the total votes cast represent a majority of all shares entitled to vote or by the written consent of the holders of a majority of the Company's shares entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

  5.2 Term.

  The Plan has no termination date; however, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Effective Date.

6. Option Grants

  6.1 Company or Subsidiary Employees.

  Grants (including Grants of Incentive Stock Options) may be made under the Plan to any employee of, or Service Provider or employee of a Service Provider providing, or who has provided, services to, the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time.

  6.2 Successive Grants.

  An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7. Limitations on Grants

  7.1 Limitation on Shares of Stock Subject to Grants.

  During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, no person eligible for a Grant under
Section 6 hereof may be awarded Options in any calendar year exercisable for greater than 3,000,000 shares of Stock (subject to adjustment as provided in Section 16 hereof). During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Restricted Stock that can be awarded under the Plan (including for this purpose any shares of Stock represented by Restricted Stock Units) to any person eligible for a Grant under Section 6 hereof is 3,000,000 per calendar year (subject to adjustment as provided in Section 16 hereof).

  7.2 Limitations on Incentive Stock Options.

  An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company;
(ii) to the extent specifically provided in the related Award Agreement; and
(iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8. Award Agreement

  Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9. Option Price

  The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be no lower than the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive

Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock. Notwithstanding anything else to the contrary in this Section 9, the Board shall have the authority under the Plan to make a one time grant of non-qualified options with an Option Price less than the Fair Market Value of the Stock on the Grant Date to employees of the Company or its Subsidiaries who were participants in the Company's Employee Stock Purchase Plan ("ESPP") during the Offering Period ending December 31, 2000, and participants who enrolled in the ESPP for the Offering Period beginning January 1, 2001. The Board's authority to make option grants at an Option Price of less than the Fair Market Value of the Stock on the Grant Date shall be limited to this one time grant.

10. Vesting, Term and Exercise of Options

  10.1 Vesting and Option Period.

  Subject to Sections 10.2 and 16.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

  10.2 Term.

  Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

  10.3 Acceleration.

  Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5.1 hereof.

  10.4 Termination of Employment or Other Relationship.

  Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of
Section 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship(or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is no a Saturday, Sunday or holiday), unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside director of the Company. Whether of termination of a Service Provider's or an Outside Director's relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

  10.5 Rights in the Event of Death.

  If a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

  10.6 Rights in the Event of Disability.

  If a Grantee's employment or other relationship with the Company is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in Section 10.2 above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

  10.7 Limitations on Exercise of Option.

  Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 16 hereof which results in termination of the Option.

  10.8 Method of Exercise.

  An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and
(ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in
(i) and (ii). The Board may provide, by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 16 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

  10.9 Delivery of Stock Certificates.

  Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11. Transferability of Options

  11.1 General Rule.

  Except as provided in Section 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

  11.2 Family Transfers.

  If authorized in the applicable Award Agreement, a Grantee may transfer all or part of an Option that is not an Incentive Stock Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this Section 11.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11.2 hereof the term "Grantee" shall be deemed to refer the transferee. The events of termination of the employment or other relationship of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5 or 10.6.

12. Restricted Stock

  12.1 Grant of Restricted Stock or Restricted Stock Units.

  The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

  12.2 Restrictions.

  At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board prior to the ninetieth day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on Stock price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the second sentence of this
Section 12.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

  12.3 Restricted Stock Certificates.

  The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse.

  12.4 Rights of Holders of Restricted Stock.

  Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

  12.5 Rights of Holders of Restricted Stock Units.

  Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

  12.6 Termination of Employment or Other Relationship.

  Upon the termination of the employment of a Grantee with the Company or a Service Provider or of a Service Provider's relationship with the Company, in either case other than, in the case of individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any shares of Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside Director of the Company. Whether a termination of a Service Provider's or an Outside Director's relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

  12.7 Rights in the Event of Death.

  If a Grantee dies while employed by the Company or a Service Provider, or while serving as a Service Provider, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

  12.8 Rights in the Event of Disability.

  If a Grantee's employment or other relationship with the Company or a Service Provider, or while serving as a Service Provider, is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

  12.9 Delivery of Stock and Payment Therefor.

  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

13. Parachute Limitations

  Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

14. Requirements of Law

  14.1 General.

  The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

  14.2 Rule 16b-3.

  During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15. Amendment and Termination of the Plan

  The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this
Section 15 or Section 16 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

16. Effect of Changes in Capitalization

  16.1 Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

  16.2 Reorganization, in Which the Company Is the Serviving Entity and in Which No Change of Control Occurs.

  Subject to Section 16.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities in which no Change in Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

  16.3 Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.

  Subject to the exceptions set forth in the last sentence of this Section 16.3, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) fifteen days prior to the scheduled consummation of the Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. This Section 16.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the continuation of the Plan or the assumption of the Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this Section 16.3 subject to Section 24.

  16.4 Adjustments.

  Adjustments under this Section 16 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

  16.5 No Limitations on Company.

  The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17. Disclaimer of Rights

  No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company or a Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Optionee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

18. Nonexclusivity of the Plan

  Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

19. Withholding Taxes

  The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

20. Captions

  The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

21. Other Provisions

  Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

22. Number and Gender

  With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

23. Severability

  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

24. Pooling

  Notwithstanding anything in the Plan to the contrary, if any right under or feature of the Plan would cause to be ineligible for pooling of interest accounting a transaction that would, but for the right or feature hereunder, be eligible for such accounting treatment, the Board may modify or adjust the right or feature so that the transaction will be eligible for pooling of interest accounting. Such modification or adjustment may include payment of cash or issuance to a Grantee of Stock having a Fair Market Value equal to the cash value of such right or feature.

25. Governing Law

  The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Florida.

                                                                      Exhibit C

                               ANSWERTHINK, INC.
                         EMPLOYEE STOCK PURCHASE PLAN
                        (as amended February 16, 2001)

  The Board of Directors of Answerthink , Inc. (the "Company") has adopted this Employee Stock Purchase Plan (the "Plan") to enable eligible employees of the Company and its participating Affiliates (as defined below), through payroll deductions, to purchase shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"). The Plan is for the benefit of the employees of Answerthink, Inc. and any participating Affiliates. The Plan is intended to benefit the Company by increasing the employees' interest in the Company's growth and success and encouraging employees to remain in the employ of the Company or its participating Affiliates. The Plan was amended February 16, 2001 to increase the number of shares of Common Stock reserved for issuance to 2,750,000 shares and to establish a per Offering Period limit of 400,000 shares of Common Stock. The provisions of the Plan are set forth below:

1. Shares Subject to the Plan.

  Subject to adjustment as provided in Section 26 below, the aggregate number of shares of Common Stock that may be made available for purchase by participating employees under the Plan is 2,750,000. The shares issuable under the Plan may, in the discretion of the Board of Directors of the Company (the "Board"), be either authorized but unissued shares or treasury shares.

2. Administration.

  The Plan shall be administered under the direction of the Compensation Committee of the Board (the "Committee"). No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

3. Interpretation.

  It is intended that the Plan will meet the requirements for an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"), and it is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

4. Eligible Employees.

  Any employee of the Company or any of its participating Affiliates may participate in the Plan, except the following, who are ineligible to participate: (a) an employee who has been employed by the Company or any of its participating Affiliates for less than three months as of the beginning of an Offering Period (as defined in Section 7 below); (b) an employee whose customary employment is for less than five months in any calendar year; (c) an employee whose customary employment is 20 hours or less per week; and (d) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. The term "participating Affiliate" means any company or other trade or business that is a subsidiary of the Company (determined in accordance with the principles of Sections 424(e) and (f) of the Code and the regulations thereunder). The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular participating Affiliate.

5. Participation in the Plan.

  An eligible employee may become a participating employee in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Payroll Department of the Company. The form will authorize payroll deductions (as provided in Section 6 below) and authorize the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of the first Offering Period.

6. Offerings.

  At the time an eligible employee submits his or her election to participate in the Plan (as provided in Section 5 above), the employee shall elect to have deductions made from his or her pay subject to a maximum of fifteen percent (15%) of total compensation, on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan. The deductions will be credited to the participating employee's account under the Plan. An employee may not during any Offering Period change his or her percentage of payroll deduction for that Offering Period, nor may an employee withdraw any contributed funds, other than in accordance with Sections 14 through 20 below.

7. Offering Periods.

  The Offering Periods shall be determined by the Committee. The first Offering Period under the Plan shall commence on the date determined by the Committee.

8. Rights to Purchase Common Stock; Purchase Price.

  Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Offering Period. The purchase price of each share of Common Stock (the "Purchase Price") shall be determined by the Committee; provided, however, the Purchase Price shall not be less than the lesser of 85 percent of the fair market value of the Common Stock (i) on the first trading day of the Offering Period or (ii) on the last trading day of such Offering Period; provided, further, that in no event shall the Purchase Price be less than the par value of the Common Stock. For purposes of the Plan, "fair market value" means the value of each share of Common Stock subject to the Plan on a given date determined as follows: if on such date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on The Nasdaq Stock Market, or are publicly traded on an established securities market, the fair market value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on such date or, if such date is not a trading day, on the trading day immediately preceding such date (or if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such System or traded on such a market, fair market value shall be determined by the Board in good faith.

9. Timing of Purchase; Purchase Limitation.

  Unless a participating employee has given prior written notice terminating such employee's participation in the Plan, or the employee's participation in the Plan has otherwise been terminated as provided in Sections 15 through 20 below, such employee will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Offering Period (except as provided in Section 14 below) for the number of shares of Common Stock which the accumulated funds in the employee's account at that time will purchase at the Purchase Price, subject to the participation adjustment provided for in Section 13 below and subject to adjustment under Section 26 below. Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other "employee stock purchase plans" of the Company and its participating Affiliates shares of Common Stock having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the Offering Period as to shares purchased during such period. Effective upon the last trading day of the Offering Period, a participating employee will become a stockholder with respect to the shares purchased during such period, and will thereupon have all dividend, voting and other ownership rights incident thereto. Notwithstanding the foregoing, no shares shall be sold pursuant to the Plan unless the Plan is approved by the Company's stockholders in accordance with
Section 25 below. Notwithstanding anything to the contrary in this Plan, no more than 400,000 shares shall be available for purchase by participating employees (in the aggregate) pursuant to the Plan during any six month Offering Period.

10. Issuance of Stock Certificates.

  On the last trading day of the Offering Period, a participating employee will be credited with the number of shares of Common Stock purchased for his or her account under the Plan during such Offering Period. Shares purchased under the Plan will be held in the custody of an agent (the "Agent") appointed by the Board of Directors. The Agent may hold the shares purchased under the Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate without identification as to individual participating employees. A participating employee may, at any time following his or her purchase of shares under the Plan, by written notice instruct the Agent to have all or part of such shares reissued in the participating employee's own name and have the stock certificate delivered to the employee.

11. Withholding of Taxes.

  To the extent that a participating employee realizes ordinary income in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares that would otherwise be issued to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Offering Period in which the shares were purchased must within 30 days of such transfer notify the Payroll Department of the Company in writing of such transfer.

12. Account Statements.

  The Company will cause the Agent to deliver to each participating employee a statement for each Offering Period during which the employee purchases Common Stock under the Plan, reflecting the amount of payroll deductions during the Offering Period, the number of shares purchased for the employee's account, the price per share of the shares purchased for the employee's account and the number of shares held for the employee's account at the end of the Offering Period.

13. Participation Adjustment.

  If in any Offering Period the number of unsold shares that may be made available for purchase under the Plan pursuant to Section 1 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to Section 9 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee's account after such exercise will be refunded to the employee.

14. Changes in Elections to Purchase.

   (a) A participating employee may, at any time prior to the last trading day of the Offering Period, by written notice to the Company, direct the Company to cease payroll deductions (or, if the payment for shares is being made through periodic cash payments, notify the Company that such payments will be terminated), in accordance with the following alternatives:

     (i) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Offering Period, with the amount then credited to the employee's account; or

     (ii) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

   (b) Any participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next Offering Period, by delivering to the Company a new form regarding election to participate in the Plan under Section 5 above.

15. Voluntary Termination of Employment or Discharge.

  In the event a participating employee voluntarily leaves the employ of the Company or a participating Affiliate, otherwise than by retirement under a plan of the Company or a participating Affiliate, or is discharged for cause prior to the last day of the Offering Period, the amount in the employee's account will be distributed and the employee's option to purchase will terminate.

16. Retirement or Severance.

  In the event a participating employee who has an option to purchase shares leaves the employ of the Company or a participating Affiliate because of retirement under a plan of the Company or a participating Affiliate, or because of termination of the employee's employment by the Company or a participating Affiliate for any reason except discharge for cause, the participating employee may elect, within 10 days after the date of such retirement or termination, one of the following alternatives:

   (a) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Offering Period, with the amount then credited to the employee's account; or

   (b) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

  In the event the participating employee does not make an election within the aforesaid 10-day period, he or she will be deemed to have elected subsection 16(b) above.

17. Lay-Off, Authorized Leave or Absence or Disability.

  Payroll deductions for shares for which a participating employee has an option to purchase may be suspended during any period of absence of the employee from work due to lay-off, authorized leave of absence or disability or, if the employee so elects, periodic payments for such shares may continue to be made in cash.

  If such employee returns to active service prior to the last day of the Offering Period, the employee's payroll deductions will be resumed and if said employee did not make periodic cash payments during the employee's period of absence, the employee shall, by written notice to the Company's Payroll Department within 10 days after the employee's return to active service, but not later than the last day of the Offering Period, elect:

   (a) To make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment;

   (b) Not to make up such deficiency, in which event the number of shares to be purchased by the employee shall be reduced to the number of whole shares which may be purchased with the amount, if any, then credited to the employee's account plus the aggregate amount, if any, of all payroll deductions to be made thereafter; or

   (c) Withdraw the amount in the employee's account and terminate the employee's option to purchase.

  A participating employee on lay-off, authorized leave of absence or disability on the last day of the Offering Period shall deliver written notice to his or her employer on or before the last day of the Offering Period, electing one of the alternatives provided in the foregoing clauses (a), (b) and (c) of this Section 17. If any employee fails to deliver such written notice within 10 days after the employee's return to active service or by the last day of the Offering Period, whichever is earlier, the employee shall be deemed to have elected subsection 17(c) above.

  If the period of a participating employee's lay-off, authorized leave of absence or disability shall terminate on or before the last day of the Offering Period, and the employee shall not resume active employment with the Company or a participating Affiliate, the employee shall receive a distribution in accordance with the provisions of Section 16 of this Plan.

18. Death.

  In the event of the death of a participating employee while the employee's option to purchase shares is in effect, the legal representatives of such employee may, within three months after the employee's death (but no later than the last day of the Offering Period) by written notice to the Company or participating Affiliate, elect one of the following alternatives:

  (a) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Offering Period, with the amount then credited to the employee's account; or

  (b) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

  In the event the legal representatives of such employee fail to deliver such written notice to the Company or participating Affiliate within the prescribed period, the election to purchase shares shall terminate and the amount, then credited to the employee's account shall be paid to such legal representatives.

19. Failure to Make Periodic Cash Payments.

  Under any of the circumstances contemplated by this Plan, where the purchase of shares is to be made through periodic cash payments in lieu of payroll deductions, the failure to make any such payments shall reduce, to the extent of the deficiency in such payments, the number of shares purchasable under this Plan.

20. Termination of Participation.

  A participating employee will be refunded all moneys in his or her account, and his or her participation in the Plan will be terminated if either (a) the Board elects to terminate the Plan as provided in Section 25 below, or (b) the employee ceases to be eligible to participate in the Plan under Section 4 above. As soon as practicable following termination of an employee's participation in the Plan, the Company will deliver to the employee a check representing the amount in the employee's account and a stock certificate representing the number of whole shares held in the employee's account. Once terminated, participation may not be reinstated for the then current Offering Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Offering Period.

21. Assignment.

  No participating employee may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

22. Application of Funds.

  All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating employees. Participating employees' accounts will not be segregated.

23. No Right to Continued Employment.

  Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its participating Affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the Company or any of its participating Affiliates to terminate the employee's employment at any time.

24. Amendment of Plan.

  The Board may, at any time, amend the Plan in any respect (including an increase in the percentage specified in Section 8 above used in calculating the Purchase Price); provided, however, that without approval of the stockholders of the Company no amendment shall be made (a) increasing the number of shares specified in Section 1 above that may be made available for purchase under the Plan (except as provided in Section 26 below), (b) changing the eligibility requirements for participating in the Plan, or (c) impairing the vested rights of participating employees.

25. Effective Date; Term and Termination of the Plan.

  The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all rights to purchase shares granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan on or before one year after the effective date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect, and all contributed funds shall be refunded to participating employees. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating employees that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate ten (10) years after the date of adoption of the Plan by the Board or, if earlier, at such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued.

26. Effect of Changes in Capitalization.

  (a) Changes in Stock.

  If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share.

  (b) Reorganization in Which the Company Is the Surviving Corporation.

  Subject to Subsection (c) of this Section 26, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

  (c) Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock.

  Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 80 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Offering Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with Section 10 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participating employees not later than the time at which the Company gives notice thereof to its stockholders.

  (d) Adjustments.

  Adjustments under this Section 26 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.

  (e) No Limitations on Company.

  The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

27. Governmental Regulation.

  The Company's obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

28. Stockholder Rights.

  Any dividends paid on shares held by the Company for a participating employee's account will be transmitted to the employee. The Company will deliver to each participating employee who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held by the Agent for an employee's account will be voted in accordance with the employee's duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.

29. Rule 16b-3.

  Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

30. Payment of Plan Expenses.

  The Company will bear all costs of administering and carrying out the Plan.

                                     * * *

1749-PS-01

                                     PROXY

                               ANSWERTHINK, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Ted A. Fernandez and John F. Brennan, jointly and individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as directed below, all shares of Common Stock, par value $.001 per share, of Answerthink, Inc., a Florida corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 9, 2001, or any postponement or adjournment thereof, as follows on the reverse side.

+-------------+                                                  +-------------+
| SEE REVERSE |                                                  | SEE REVERSE |
|     SIDE    |    CONTINUED AND TO BE SIGNED ON REVERSE SIDE    |     SIDE    |
+-------------+                                                  +-------------+

+-------------------+                   +------------------+
| Vote by Telephone |                   | Vote by Internet |
+-------------------+                   +------------------+
It's fast, convenient and immediate!    It's fast, convenient and your vote is
Call Toll-Free on a Touch-Tone Phone    immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

+------------------------------------+  +------------------------------------+
| Follow these four easy steps:      |  | Follow these four easy steps:      |
|                                    |  |                                    |
| 1. Read the accompanying Proxy     |  | 1. Read the accompanying Proxy     |
|    Statement and Proxy Card.       |  |    Statement and Proxy Card.       |
|                                    |  |                                    |
| 2. Call the toll-free number       |  | 2. Go to the Website               |
|    1-877-PRX-VOTE (1-877-779-8683).|  |    http://www.eproxyvote.com/ansr  |
|                                    |  |                                    |
| 3. Enter your 14-digit Voter       |  | 3. Enter your 14-digit Voter       |
|    Control Number located on your  |  |    Control Number located on your  |
|    Proxy Card above your name.     |  |    Proxy Card above your name.     |
|                                    |  |                                    |
| 4. Follow the recorded             |  | 4. Follow the instructions         |
|    instructions.                   |  |    provided.                       |
+------------------------------------+  +------------------------------------+

Your vote is important!                  Your vote is important!
Call 1-877-PRX-VOTE anytime!             Go to http://www.eproxyvote.com/ansr
                                         anytime!

   Do not return your Proxy Card if you are voting by Telephone or Internet



--------------------------------------------------------------------------------
                                  DETACH HERE

+---+ Please mark
| x | votes as in
+---+ this example.

1. Election of Directors
   Nominees: (01) Ted Fernandez; (02) Edwin A. Huston; and (03) Alan Wix.

     FOR    +---+          +---+ WITHHELD
     ALL    |   |          |   | FROM ALL
   NOMINEES +---+          +---+ NOMINEES
                                                        MARK HERE  +---+
   +---+                                               FOR ADDRESS |   |
   |   |________________________________________       CHANGE AND  +---+
   +---+ For all nominees except as noted above        NOTE BELOW

                                                        FOR    AGAINST  ABSTAIN
2. Proposal to approve an amendment to the Company's   +---+    +---+    +---+
   1998 Stock option and Incentive Plan increasing     |   |    |   |    |   |
   the number of shares of Common Stock available for  +---+    +---+    +---+
   issuance thereunder from 15,000,000 to 20,000,000.
                                                       +---+    +---+    +---+
3. Proposal to approve and reinstate the Company's     |   |    |   |    |   |
   Employee Stock Purchase Plan.                       +---+    +---+    +---+

4. Proposal to ratify PrincewaterhouseCoopers LLP      +---+    +---+    +---+
   as the Company's independent public accountants     |   |    |   |    |   |
   for the 2001 fiscal year.                           +---+    +---+    +---+

5. In accordance with their discretion upon such other matters as may properly come before the meeting and any postponement or adjournment thereof.

When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND ALL OF THE PROPOSALS SET FORTH HEREIN.

(Please sign exactly as name appears on share certificate. When shares are registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature:_______________  Date:______   Signature:_______________  Date:_______